Business combinations (Tables)	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about business combination [abstract]
Purchase price allocation business combinations
This acquisition is in accordance with PagSeguro Group’s business strategies, ramping up investments on new technologies, products, and services for the Group’s digital ecosystem. The fair value of assets and liabilities acquired in 2023 was as follows:

December 31, 2023

Fair value recognized on acquisition
Cash and cash equivalents	4,567
Accounts receivable	1,409
Taxes recoverable	26
Other assets	472
Liabilities	(2,415)
Other payables (Dividends)	(4,311)
Deferred income tax and social contribution	(8,408)
Intangible assets:
Softwares	22,208
Customer portfolio	1,367
Non-compete agreement	1,154
Net identified assets acquired	16,069
Goodwill	15,931
Net assets acquired	32,000
Cash consideration	32,000
Dividends paid	3,880
Cash and cash equivalents acquired	(4,567)
Amount paid on acquisition, net of cash acquired	31,313